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[AMERICAN EQUITY LETTERHEAD]


August 29, 2003


Dear American Equity Customer:

As a valued American Equity Variable Annuity contract owner, we are pleased to provide you with the semi-annual reports for the investment options offered under your American Equity contract. These reports provide an update on each portfolio's performance as of June 30, 2003. Portfolio performance does not take into account the fees charged by the contract. If those fees had been included, the performance for the portfolios would have been lower.

We are also pleased to provide you with separate performance sheets for the subaccounts under your contract. The performance sheets provide an update of each subaccount's performance as of June 30, 2003 and July 31, 2003.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your registered representative.

We appreciate and value your business and look forward to serving you again in the future.


American Equity Investment Life Insurance Company